  As filed with the Securities and Exchange Commission on April 26, 2000

                                                 Registration No. 333-34390
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-1
                             REGISTRATION STATEMENT

                                   UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                              LEADERSONLINE, INC.
             (Exact name of registrant as specified in its charter)

                                ---------------

            Delaware                           7361                        36-4319361
 (State or other jurisdiction of   (Primary Standard Industrial         (I.R.S. Employer
 Incorporation or organization)     Classification Code Number)       Identification Number)

                          18401 Von Karman, Suite 500
                            Irvine, California 92612
                                  949.752.1000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------

                                 Carole F. Owen
                            Chief Financial Officer
                          18401 Von Karman, Suite 500
                            Irvine, California 92612
                                  949.752.1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                   Copies to:

            Ronald S. Beard, Esq.                            John B. Ayer, Esq.
           John M. Williams, Esq.                       Christopher J. Austin, Esq.
         Gibson, Dunn & Crutcher LLP                            Ropes & Gray
                4 Park Plaza                              One International Place
          Irvine, California 92614                      Boston, Massachusetts 02110
                949.451.3800                                    617.951.7000
          (Facsimile) 949.451.4220                        (Facsimile) 617.951.7050

                                ---------------
        Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement is declared effective.

                                ---------------
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, LeadersOnline, Inc. has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on April 26, 2000.

                                          LEADERSONLINE, INC.,
                                          a Delaware corporation

                                                    *
                                          By: _________________________________
                                             Michael T. Christy

                                             President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the date indicated.

             Signature                            Title                      Date
             ---------                            -----                      ----
                 *                   President and Director             April 26, 2000
____________________________________ (Principal Executive Officer)
         Michael T. Christy

       /s/ Carole F. Owen            Vice President and Chief           April 26, 2000
____________________________________ Financial Officer (Principal
           Carole F. Owen            Financial and Accounting
                                     Officer)

                 *                   Chairman                           April 26, 2000
____________________________________
         Patrick S. Pittard

____________________________________

       /s/ Carole F. Owen
* By: ______________________________
           Carole F. Owen
          Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibit
   No.   Description
 ------- -----------
   1.1   Form of Underwriting Agreement

   3.1   Form of Amended and Restated Certificate of Incorporation of
          LeadersOnline

   3.2   Bylaws of LeadersOnline

   4.1   Specimen Certificate for LeadersOnline Class A common stock (1)

   5.1   Opinion of Gibson, Dunn & Crutcher LLP, counsel to LeadersOnline (1)

  10.1   LeadersOnline 2000 Stock Option Plan (2)

  10.2   Intercompany Agreement, dated April 4, 2000, between Heidrick &
          Struggles and LeadersOnline (3)

  10.3   Agreement, dated April 1, 2000, between LeadersOnline and The McGraw-
          Hill Companies, Inc. (1)

  10.4   Exclusive Sales & Marketing Agreement, dated March 1, 2000, between
          LeadersOnline and ITworld.com, Inc. (3)

  10.5   Sublease Agreement, dated November 9, 1999, between Hershey
          Communications, Inc. and LeadersOnline as amended by Amendment No. 1 thereto (2)

  10.6   Employment Letter, dated October 12, 1999, between LeadersOnline and
          James R. Quandt (2)

  10.7   Engagement Letter, dated December 27, 1999, between LeadersOnline and
          E*Trade (3)

  10.8   Co-Branding Agreement, dated March 15, 2000, between LeadersOnline and
          VerticalNet, Inc. (3)

  10.9 Master Services Agreement, dated March 23, 2000, between Leadersonline and Gartner Group, Inc. (3)

  10.10 Rights Agreement, dated April 5, 2000, among LeadersOnline and certain investors thereto (1)

  23.1   Consent of Arthur Andersen LLP (2)

  23.2   Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1) (1)

  24.1   Power of Attorney (2)

  27.1   Financial Data Schedule (2)

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(1) To be filed by amendment.

(2) Previously filed with this Registration Statement on April 7, 2000.

(3) Certain portions of this exhibit have been omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission.